                                                                    Exhibit 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           ----------------------------
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996

                                         CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                         TRUST ACCOUNT #80-4141300
                                         REMITTANCE DATE: 11/15/96
                                                         Total $           Per $1,000
                                                         Amount              Original
                                                         -------           ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                   $6,332,660.57

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                 0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              6,332,660.57

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)                 6.05%
          b. Class A-1 Interest                          168,956.89       3.67297587
          c. Class A-2 Remittance Rate(6.65%)                 6.65%
          d. Class A-2 Interest                          310,333.33       5.54166661
          e. Class A-3 Remittance Rate(6.85%)                 6.85%
          f. Class A-3 Interest                          251,166.67       5.70833341
          g. Class A-4 Remittance Rate(7.15%)                 7.15%
          h. Class A-4 Interest                          476,666.67       5.95833338
          i. Class A-5 Remittance Rate(7.45%)                 7.45%
          j. Class A-5 Interest                          266,958.33       6.20833326
          k. Class A-6 Remittance Rate (7.75%)                7.75%
          l. Class A-6 Interest                          432,708.33       6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate            8.25%
             is below 8.25%)                             696,843.13       6.87500005
     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                          .00              .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 2


                           CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                           TRUST ACCOUNT #80-4141300
                           REMITTANCE DATE: 11/15/96

                                                      Total $        Per $1,000
                                                      Amount          Original
                                                   ------------      -----------
     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                        .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                    2,021,099.76            N/A
          a. Scheduled Principal                       557,864.92            N/A
          b. Principal Prepayments                   1,426,904.58            N/A
          c. Liquidated Contracts                       74,487.06            N/A
          d. Repurchases                                      .00            N/A
          e. Current Month Advanced Principal          493,641.01            N/A
          f. Prior Month Advanced Principal          (531,797.81)            N/A

     (6)  Pool Scheduled Principal Balance         503,569,310.59

     (6b) Adjusted Pool Principal Balance          503,075,669.58   971.96789130
     (6c) Pool Factor                                  0.97196789

     (7)  Unpaid Class A Principal Shortfall
           if any) following prior Remittance date            .00

     (8)  Class A Percentage for such Remittance
          Date                                             92.31%

     (9)  Class A Percentage for the following
           Remittance Date                                 92.28%

     (10) Class A Principal Distribution:
          a. Class A-1                               2,021,099.76    43.93695130
          b. Class A-2                                        .00            .00
          c. Class A-3                                        .00            .00
          d. Class A-4                                        .00            .00
          e. Class A-5                                        .00            .00
          f. Class A-6                                        .00            .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 3

                                               CUSIP#'S 393505-
                                               MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                               TRUST ACCOUNT #80-4141300
                                               REMITTANCE DATE: 11/15/96

                                               Total $           Per $1,000
                                                Amount            Original
                                           --------------      -------------
     (11) Class A-1 Principal Balance       31,491,010.58      684.58718652
     (11a)      Class A-1 Pool Factor           .68458719

     (12) Class A-2 Principal Balance       56,000,000.00      1000.0000000
     (12a)      Class A-2 Pool Factor          1.00000000

     (13) Class A-3 Principal Balance       44,000,000.00      1000.0000000
     (13a)      Class A-3 Pool Factor          1.00000000

     (14) Class A-4 Principal Balance       80,000,000.00      1000.0000000
     (14a)      Class A-4 Pool Factor          1.00000000

     (15) Class A-5 Principal Balance       43,000,000.00      1000.0000000
     (15a)      Class A-5 Pool Factor          1.00000000

     (16) Class A-6 Principal Balance       67,000,000.00      1000.0000000
     (16a)      Class A-6 Pool Factor          1.00000000

     (17) Class A-7 Principal Balance      101,359,000.00      1000.0000000
     (17a)      Class A7 Pool Factor           1.00000000

     (18) Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                       .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 4

                                              CUSIP#'S 393505-
                                              MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 11/15/96

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)    31-59 days                            3,240,826.51          101

     (20)    60 days or more                       1,726,071.47           49

     (21)    Current Month Repossessions             574,984.33           20

     (22)    Repossession Inventory                  863,716.72           29

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

     (23) Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Remittance Date      .34%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                 .23%

     (24)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current Remittance Date     .64%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                 .46%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 5

                                                 CUSIP#'S 393505-
                                                 MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                 TRUST ACCOUNT #80-4141300
                                                 REMITTANCE DATE: 11/15/96

     (25) Cumulative Realized Losses Test
          (a)  Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal
               Balance; may not exceed 5.5% from June 1, 2000 to
               May 31, 2001, 6.5% from June 1, 2001 to May 31,
               2002, 8.5% from June 1, 2002 to May 31, 2003 and 9.5%
               thereafter)                                               .003%

     (26) Current Realized Losses Test
          (a)  Current Realized Losses for current Remittance Date   15,815.19

          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
               may not exceed 2.25%)                                      .01%

     (27) Class M-1 Principal Balance Test
          (a)  The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled Principal
               Balance as of preceding Remittance Date (must equal
               or exceed 25.5%)                                         15.88%

     (28) Class B Principal Balance Test
          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance date
               greater than $10,351,694.00                                 .00

          (b)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance as of preceding Remittance Date is
               equal to or greater than 11.25%                           7.69%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                       PASS-THROUGH CERTIFICATES,SERIES
                                    1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 6
                                                       CUSIP NO. 393505NC2
                                                       TRUST ACCOUNT #80-414300
                                                       REMITTANCE DATE: 11/15/96

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                    -------------  -------------
CLASS M1 CERTIFICATES
---------------------
(29)   Amount available (including Monthly
       Servicing Fee)                                1,707,927.46

A.     Interest
(30)   Aggregate interest
       a.  Class M-1 Remittance Rate (8.05%,
           unless Weighted Average Contract
           Rate is below 8.05%)                             8.05%
           b.  Class M-1 Interest                      277,758.54     6.70833329

    (31)   Amount applied to Class M-1 Interest
           Deficiency Amount                                  .00              0

    (32)   Remaining unpaid Class M-1 Interest
           Deficiency Amount                                  .00              0

    (33)   Amount Applied to:
           a.  Unpaid Class M-1 Interest Shortfall            .00              0

    (34)   Remaining:
           a.  Unpaid Class M-1 Interest Shortfall            .00              0

B.  Principal
    (35)   Formula Principal Distribution Amount              .00            N/A
           a.  Scheduled Principal                            .00            N/A
           b.  Principal Prepayments                          .00            N/A
           c.  Liquidated Contracts                           .00            N/A
           d.  Repurchases                                    .00            N/A

    (36)   Class M-1 Principal Balance              41,405,000.00  1000.00000000

    (36a)  Class M-1 Pool Factor                       1.00000000

    (37)   Class M-1 Percentage for such
           Remittance Date                                   .00%


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
             PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 7

                                                     CUSIP NO. 393505NC2
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 11/15/96

                                                                    Total $         Per $1,000
                                                                     Amount           Original
                                                                  ---------         ----------
(38) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                           .00         0.00000000

     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                          .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                         .00

(40) Class M-1 Percentage for the following
     Remittance Date                                                    .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                            1,430,168.92

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is below 8.10%)                    8.10%

(3)  Aggregate Class B1 Interest                                 139,758.75         6.75000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                              .00                .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                 .00                .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                                  .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                                  .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 8

                                                       CUSIP NO. 393505ND0,NE8
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 11/15/96

                                                          Total $     Per $1,000
                                                           Amount      Original
                                                       -------------  ----------
(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                   .00

(8a)  Class B Percentage for such Remittance Date                .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                     .00

(10a) Class B1 Principal Shortfall                               .00

(10b) Unpaid Class B1 Principal Shortfall                        .00

(11)  Class B Principal Balance                        38,820,659.00

(12)  Class B1 Principal Balance                       20,705,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                        1,290,410.17

(14)  Class B-2 Remittance Rate (8.45% unless
      Weighted Average Contract Rate is less than
      8.45%)                                                   8.45%

(15)  Aggregate Class B2 Interest                         127,564.43  7.04166655

(16)  Amount applied to Unpaid Class B2 Interest
      Shortfall                                                  .00         .00

(17)  Remaining Unpaid Class B2 Interest Shortfall               .00         .00
(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                   .00

(19)  Class B2 Principal Liquidation Loss Amount                 .00
(20)  Class B2 Principal (zero until Class B1 paid
      down; thereafter, Class B Percentage of Formula
      Principal Distribution Amount)                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 9
                                                      CUSIP NO. 393505-ND0,NE8
                                                      TRUST ACCOUNT #80-4141300
                                                      REMITTANCE DATE: 11/15/96

                                                         Total $      Per $1,000
                                                         Amount        Original
                                                      -------------   ----------
(21) Guarantee Payment                                          .00

(22) Class B2 Principal Balance                       18,115,659.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                    210,678.57

(24) 3% Guarantee Fee                                    952,167.17

(25) Class C Residual Payment                                   .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                            .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                            .00

(28) Repossessed Contracts                               574,984.33

(29) Repossessed Contracts Remaining
     in Inventory                                        863,716.72

(30) Weighted Average Contract Rate                        10.26472